SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2003

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                     0-24249                    22-2919486
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

         10 Mountainview Road,
        Upper Saddle River, NJ                                          07458
(Address of principal executive office)                               (Zip Code)

                                 (201) 258-8450
               Registrant's telephone number, including area code:


   ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On December 14, 2003, the Company issued a press release relating to the Company's commencement of an action against Cellegy Pharmaceutical, Inc. in the U.S. District Court for the Southern District of New York seeking to rescind the Fortigel License Agreement. The full text of the press release is set forth as
Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press Release of PDI, Inc. dated December 14, 2003

                                  * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PDI, INC.


                                      By: /s/Charles T. Saldarini
                                          --------------------------------------
                                          Charles T. Saldarini, Vice Chairman
                                            and Chief Executive Officer

Date: December 15, 2003